                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 23, 2002
                                                          --------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                     1-13794               13-3818402
            --------                     -------               ----------

 (State or other jurisdiction of    (Commission File        (I.R.S. Employer
         incorporation)                  Number)         Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                       08401
-------------------------                                       -----

(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                  TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     33-90786              13-3818407
            --------                     --------              ----------

(State or other jurisdiction of    (Commission File         (I.R.S. Employer
         incorporation)                 Number)          Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                       08401
-------------------------                                       -----

(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                   TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                  33-90786-01              13-3818405
            --------                  -----------              ----------

(State or other jurisdiction of    (Commission File         (I.R.S. Employer
         incorporation)                 Number)          Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                       08401
-------------------------                                       -----

(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

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Item 7. Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.   Description

99.1          Press Release, dated July 23, 2002, of Trump Hotels & Casino
              Resorts, Inc.

Item 9. Regulation FD Disclosure.

         Filed as an exhibit hereto is a Press Release, dated July 23, 2002, issued by Trump Hotels & Casino Resorts, Inc.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           TRUMP HOTELS & CASINO RESORTS, INC.


Date: July 24, 2002        By: /s/ JOHN P. BURKE
                              -------------------------------------
                           Name:  John P. Burke
                           Title: Executive Vice President and Corporate
                                  Treasurer

                           TRUMP HOTELS & CASINO RESORTS
                           HOLDINGS, L.P.

                           By: Trump Hotels & Casino Resorts, Inc., its general
                               partner

Date: July 24, 2002        By: /s/ JOHN P. BURKE
                              -------------------------------------
                                   Name:  John P. Burke
                                   Title: Executive Vice President and Corporate
                                          Treasurer


                           TRUMP HOTELS & CASINO RESORTS
                           FUNDING, INC.


Date: July 24, 2002        By: /s/ JOHN P. BURKE
                              -------------------------------------
                           Name:  John P. Burke
                           Title: Executive Vice President and Corporate
                                  Treasurer

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                                  EXHIBIT INDEX

Exhibit No.   Description                                              Page No.

99.1          Press Release, dated July 23, 2002, of Trump Hotels
              & Casino Resorts, Inc.